SUMMARY PROSPECTUS • MAY 1, 2010

PARNASSUS SMALL-CAP FUND

PARSX

Before you invest, you may want to review the Fund's prospectus, which contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com.

The Parnassus Small-Cap Fund

Investment Objective

The Parnassus Small-Cap Fund has the overall investment objective of capital appreciation.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Small-Cap Fund.

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Parnassus Small-Cap Fund
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses	0.47%
Service Fees	0.17%
All remaining other expenses	0.30%
Total Annual Fund Operating Expenses	1.47%
Expense Reimbursement	0.27%	[1]
Total Annual Fund Operating Expenses After Expense Reimbursement	1.20%

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 1.20% of net assets for the Parnassus Small-Cap Fund. This limitation continues until May 1, 2011, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Small-Cap Fund’s expenses, please see “Financial Highlights” in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Small-Cap Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$122	$438	$777	$1,734

Portfolio Turnover

The Parnassus Small-Cap Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 46.0% of the average value of its portfolio.

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Principal Investment Strategies

The Parnassus Small-Cap Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in the stock of companies with market capitalizations under $3 billion at the time of initial purchase. These companies must, in the opinion of the Fund’s investment adviser (Adviser), be undervalued, but they must also have good prospects for long-term capital appreciation and an identifiable catalyst that could move the stock higher over the course of the expected holding period. Small-cap companies might be less stable and have less established businesses than mid-cap or large-cap companies. The Fund invests mainly in domestic stocks of companies that are financially sound and have good prospects for the future. To determine a company’s prospects, the Adviser reviews the company’s income statement, cash flow statement and balance sheet, and analyzes the company’s competitive position and management team. Upon initial investment, stocks must be trading below their intrinsic value, which means that the Adviser seeks to purchase stocks trading at large discounts to the Adviser’s assessment of the companies’ estimated value as calculated by the Adviser. The Adviser also takes environmental, social and governance factors into account in making investment decisions. The Fund will sell a security if the Adviser believes a company’s fundamentals will deteriorate or if it believes a company’s stock has little potential for appreciation.

Principal Risks

All investments involve risk, and investing in the Parnassus Small-Cap Fund is no exception. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■	You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

■

The Fund invests in common stocks, whose prices fluctuate in response to the fortunes of individual companies and in response to general market and economic conditions both in the United States and abroad. The Fund’s holdings can vary significantly from broad stock market indices.

■

The Fund invests primarily in small-cap companies, which can be particularly sensitive to changing economic conditions since they do not have the financial resources or the well-established businesses of large-cap companies. Relative to the stocks of large-cap companies, the stocks of small-cap companies are often thinly traded, and purchases and sales may result in higher transaction costs. Also, small-cap companies tend to perform poorly during times of economic stress.

■

The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■

The Adviser may be wrong in its assessment of a company’s value and/or the stocks the Fund holds may not reach what the Adviser believes are their full values. From time to time, “value” investing falls out of favor with investors, and during those periods the Fund’s relative performance may suffer.

■	The Fund adheres to “responsible investing” guidelines, which may limit the investment opportunities available to the Fund.

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Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Small-Cap Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at 800-999-3505.

During the period shown in the bar
chart, the highest return for a
quarter was 23.2% (quarter ending
June 30, 2009), and the lowest
return for a quarter was a loss of
27.7% (quarter ending
December 31, 2008).

Below is a table comparing the
performance of the Parnassus
Small-Cap Fund with that of the
Russell 2000 Index and the Lipper

Small Cap Value Average. Figures are average annual returns for one year and since inception from April 29, 2005 to the period ended December 31, 2009. The table and the bar chart are intended to demonstrate the risk of investing in the Fund by showing how the Fund’s average annual total returns, before and after taxes, compare with a stock index and a group of similar mutual funds, and also how the Fund’s performance varies from year to year.

Average Annual Total Returns for Parnassus Small-Cap Fund

(all periods ended December 31, 2009)

	One Year	Since Inception
PARNASSUS SMALL-CAP FUND
Return before Taxes	42.50%	5.98%
Return after Taxes on Distributions	42.41%	5.36%
Return after Taxes on Distributions and Sale of Fund Shares	27.75%	4.83%
Russell 2000 Index	27.17%	3.03%
Lipper Small-Cap Value Average	32.57%	2.58%

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Small-Cap Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

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Portfolio Manager

Jerome L. Dodson has been the portfolio manager of the Parnassus Small-Cap Fund since its inception in 2005. Mr. Dodson is the President and Chairman of Parnassus Investments, and is also President and a Trustee of the Funds. For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

4	THE PARNASSUS FUNDS

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50 per Fund. The minimum subsequent investment is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at 800-999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see "How to Purchase, Exchange and Redeem Shares" in the prospectus.

Tax Information

The Funds' distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the brokerdealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary's website for more information.

For additional information, please see "Distribution and Shareholder Servicing Plans" in the prospectus and "Distribution Agreement," "Distribution Plan and Shareholder Servicing Plan" and "Additional Marketing and Support Payments" in the statement of additional Information.

PARNASSUS INVESTMENTS®

1 Market Street, Suite 1600
San Francisco, CA 94105
(800) 999-3505
www.parnassus.com

Printed on recycled paper with soy-based ink.